                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     I, Thomas W. Horton, Senior Executive Vice President, Chief Financial Officer of AT&T Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The quarterly report on Form 10-Q for the quarterly period ended September 30, 2004 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

          2. Information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of AT&T Corp.

                                                 /s/ THOMAS W. HORTON
                                          --------------------------------------
                                                     Thomas W. Horton

Dated: November 4, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.